SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2006


                      LUNA TECHNOLOGIES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                                   0-29991           91-1987288
   (State of Incorporation)    (Commission File Number)    (IRS Employer ID)


                                61B Fawcett Road
                   Coquitlam, British Columbia, Canada V3K 6V2
                    (Address of principle executive offices)

                          (604) 526-5890 (Registrant's
                     telephone number, including area code)


          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                           Marcelle S. Balcombe, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On April 7, 2006, Luna Technologies International, Inc. (the "Company") entered into an amendment to the Securities Purchase Agreement (the "Agreement") between the Company and each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated as of December 16, 2005.The amendment provides for the deletion of Sections 8(g) and 8(h) of the Agreement, which sections permitted the assignment of the Agreement. All other provisions of the Agreement remain in effect.


ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (d)     Exhibits

EXHIBIT
NUMBER          DESCRIPTION

10.1            Amendment to Securities Purchase Agreement dated April 7, 2006


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Luna Technologies International, Inc.


Date: April 13, 2006               By:  /s/ Kimberly Landry
                                        -----------------------------
                                        Kimberly Landry
                                        Chief Executive Officer